February 25, 2014

DREYFUS MUNICIPAL BOND OPPORTUNITY FUND

Supplement to Prospectus

dated September 1, 2013

The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management."

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  The fund's primary portfolio manager is Daniel Rabasco, a position he has held since February 2012.  Mr. Rabasco is the Chief Investment Officer for Tax Sensitive Fixed Income at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus.  Mr. Rabasco is also an employee of Dreyfus.

The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled "Fund Details – Management."

The fund's primary portfolio manager is Daniel Rabasco, a position he has held since February 2012.  Mr. Rabasco is the Chief Investment Officer for Tax Sensitive Fixed Income at Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus, where he has been employed since 1998.  Mr. Rabasco also manages certain other municipal bond funds managed by Dreyfus, where he has been employed since February 2012.